Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT MANNKIND CORPORATION TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT

TO

COMMERCIAL SUPPLY AGREEMENT

This amendment is effective the last date signed by a party, between MannKind Corporation, a Delaware corporation (“MannKind”), having a principal place of business at 30930 Russell Ranch Road, Suite 301, Westlake Village, California 91362, and United Therapeutics Corporation, a Delaware corporation (“United Therapeutics”), having a principal place of business at 1040 Spring Street, Silver Spring, Maryland 20910.

WHEREAS, the parties to this amendment entered into a Commercial Supply Agreement effective as of August 12, 2021 (as amended from time to time, the “Agreement”), and the parties now wish to amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the terms and conditions specified herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.	AMENDMENT.
a.	The second sentence of Section 1.11 (Cost of Goods) is hereby amended and replaced with the following sentence:

In addition, COGs will include an annual facility utilization expense (or rent) of $[***] (increasing to $[***] on December 1, 2021 and thereafter) per square foot for the portion of the Facility allocated to activities under this Agreement; provided, however, that such facility utilization expense shall not be subject to the Margin.

b.	Section 8.1 (Term) of the Agreement is hereby amended and restated in its entirety as follows:
8.1

Term. The term of this Agreement (the “Term”) shall begin on the Effective Date and continue until December 31, 2031. This Agreement shall thereafter be automatically renewed for two-year renewal terms (each such period a “Renewal Term”) unless: (a) United Therapeutics provides notice to MannKind at least 24 months in advance of such renewal that United Therapeutics does not wish to renew this Agreement; or (b) MannKind provides notice to United Therapeutics at least 48 months in advance of such renewal that MannKind does not wish to renew this Agreement

2.

GENERAL. All terms of the Agreement that are not specifically modified by this amendment remain in full force and effect. The parties may execute this amendment in counterparts, each of which is deemed an original for all purposes, and which together will constitute the same instrument. The parties may execute this amendment by electronic means (electronic signature through generally recognized e-signature vendors), by scanned pdfs of wet-ink signed documents, or by return of originals.

***

Signature page follows

IN WITNESS WHEREOF, the parties have caused this amendment to be signed by their duly authorized representatives as of the date indicated below.

United Therapeutics Corporation By:/s/ Patrick Poisson Name:Patrick Poisson Title:EVP, Technical Operations Date:October 15, 2021	MannKind Corporation By:/s/ Joe Kocinsky Name:Joe Kocinsky Title:Chief Technology Officer Date:October 16, 2021